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                       FORETHOUGHT LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Michael A. Reardon, Mary L. Cavanaugh, Sarah M. Patterson and Elizabeth L. Gioia, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all initial filings to the Registration Statement on Form N-4 of Forethought Life Insurance Company Separate Account A (811-22726) filed on or about August 14, 2015 under the Securities Act of 1933, with respect to the ForeInvestors Choice Variable Annuity-I Share to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

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
/s/ Allan Levine
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Allan Levine                           Director (Chairman) and Chief Executive Officer                       August 14, 2015


/s/ John Graf
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John Graf                              Director (Non-Executive Vice Chairman)                                August 14, 2015


/s/ Gilles M. Dellaert
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Gilles M. Dellaert                     Director, Executive Vice President, and Chief Investment Officer      August 14, 2015


/s/ Nicholas H. von Moltke
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Nicholas H. von Moltke                 Director, Executive Vice President, and Chief Operating Officer       August 14, 2015


/s/ Hanben Kim Lee
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Hanben Kim Lee                         Director and Executive Vice President                                 August 14, 2015


/s/ Michael A. Reardon
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Michael A. Reardon                     Director and President                                                August 14, 2015


/s/ Eric D. Todd
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Eric D. Todd                           Director and Senior Vice President                                    August 14, 2015


/s/ Richard V. Spencer
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Richard V. Spencer                     Director                                                              August 14, 2015


/s/ Craig A. Anderson
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Craig A. Anderson                      Chief Financial Officer and Treasurer                                 August 14, 2015
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